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                                                                   EXHIBIT 10.65
                                LETTER AGREEMENT

The Glenn A. Chalker Revocable Trust
   Dated June 15, 1993                                             June 14, 2001
Attn:  Glenn A. Chalker, Trustee
11331 South Erie
Tulsa, OK  74147

Dear Mr. Chalker:

         This Letter Agreement will reflect our understanding that you have agreed to loan Heartsoft, Inc. (the "Company" or "Heartsoft") an additional $50,000 (the "Additional Loan") by amending and restating that certain Convertible Promissory Note by and between the Company and The Glenn A. Chalker Revocable Trust Dated June 15, 1993 ("Chalker") dated January 24, 2001 in principal amount of $250,000 ("Convertible Note") and the related Security Agreement by and between the Company and Chalker of even date ("Security Agreement"). In order to induce Chalker to make the Additional Loan, subject to the terms of this Letter Agreement, the Company agrees to issue to Chalker 100,000 shares of common stock (the "Additional Shares"), par value $0.0005 per share, of the Company (the "Issuance"), as provided below.

         The Additional Loan and the Issuance will be made in accordance with the following terms and conditions:

         1. Chalker shall delivered to the Company a check in the amount of $50,000. On receipt in full of the foregoing, the Company shall issue and deliver a certificate representing the Additional Shares to Chalker.

         2. Upon and simultaneously with the deliveries described in paragraph 1 above, the Convertible Note and the Security Agreement shall be deemed to be amended and restated, without further action of the parties, in the forms attached to this Letter Agreement.

         3. To induce the Company to amend and restate the Convertible Note and the Security Agreement and to issue the Additional Shares, Chalker hereby represents and warrants to the Company that:

                  (a) this Agreement, when executed and delivered by Chalker, will constitute a legal, valid and binding obligation enforceable against Chalker in accordance with its terms;

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                  (b) the Additional Shares are being acquired by Chalker for investment purposes only, for the account of Chalker and not with the view to any distribution thereof;

                  (c) Chalker is an "accredited investor" as that term is defined in the Act; and

                  (d) Chalker is aware that the Additional Shares have not been registered under the Securities Act of 1933 (the "Act") and its ability to sell or dispose of the Additional Shares will be restricted. Chalker is subscribing for the Additional Shares with full knowledge of such limitation. Chalker acknowledges that it is aware that the Additional Shares may not be resold or offered by it for sale in the absence of:
         (i) an effective registration statement under the Act covering the Additional Shares; or (ii) an opinion of counsel satisfactory to the Company that registration under the Act is not necessary. Chalker consents to the placing of a restrictive legend on the Additional Shares indicating that the Additional Shares have not been registered under the Act, and Chalker understands that the Company will notify its transfer agent that the Additional Shares are so restricted.

         4.       Chalker acknowledges that:

                  (a) Chalker has been provided and has read the following documents:

                           (i) Annual Reports on Form 10-KSB dated July 14, 2000
                  and September 28, 2000, containing audited financial statements for the fiscal years ending March 31, 2000 and June 30, 2000;

                           (ii) Quarterly Report on Form 10-QSB dated November
                  14, 2000, containing unaudited interim financial statements for the period ending September 30, 2000;

                           (iii) Quarterly Report on Form 10-QSB dated February
                  14, 2001 containing unaudited interim financial statements for the period ending December 31, 2000; and

                           (iv) Quarterly Report on Form 10-QSB dated May 15,
                  2001 containing unaudited interim financial statements for the period ending March 31, 2001.

                  (b) Chalker has been provided opportunities to ask questions of representatives of the Company regarding the risks and merits of his purchase hereunder and to obtain any additional information necessary to verify the accuracy of the information contained in the above-mentioned documents and to obtain non-confidential public information about the Company, its operations and prospects from the time of such documents through the date hereof. Upon the basis of Chalker reading the above mentioned documents and Chalker's discussion with representatives of the Company, Chalker possesses sufficient information to understand the risk and merits associated with his purchase hereunder and to verify the accuracy of information received; provided,


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         however, that the foregoing shall not in any way waive, prejudice or otherwise adversely affect Chalker's right to rely on the Company's representations and warranties contained herein or otherwise given in connection with the purchase of the Convertible Note and the Additional Shares.

         5. To induce Chalker to enter into this Agreement and to amend and restate the Convertible Note and the Security Agreement and acquire the Additional Shares, the Company hereby represents and warrants to Chalker as follows:

                  (a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite power and authority to enter into this Agreement and to perform its obligations under this Agreement.

                  (b) The Additional Shares, when issued and delivered pursuant to terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

                  (c) This Agreement and the issuance of the Additional Shares contemplated hereby have been duly authorized by all necessary action on behalf of the Company. This Agreement has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms. All actions necessary to the authorization, issuance and delivery of the Additional Shares as contemplated by this Agreement have been taken by the Company.

         6. The Company agrees to take all necessary action to cause the issuance of the Additional Shares to Chalker, including the issuance of appropriate instructions to its transfer agent.

         7. Chalker and the Company agree that each will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby.

         8.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to the conflicts of laws principles thereunder.

                  (b) Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when actually received or when sent by cable, telegraph, or telex (and confirmed by first class mail, postage prepaid) to the addresses set forth below or to such other address or addresses the parties may designate by similar notice.


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         If to the Company:     Heartsoft, Inc.
                                3101 North Hemlock Circle
                                Broken Arrow, OK 74012
                                Attention:  Benjamin Shell

         If to Chalker:         The Glenn A. Chalker Revocable Trust
                                   dated June 15, 1993
                                Attn:  Glenn A. Chalker, Trustee

         With a Copy to:        Del L. Gustafson
                                Hall, Estill, Hardwick, Gable, Golden & Nelson

                  (c) Each party bears the cost of expenses and attorney fees in connection with this Letter Agreement.

                  (d) This Agreement may be executed in any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company and Chalker.

                  (e) This Agreement, the Letter Agreement by and between the Company and Chalker dated January 24, 2001, the Amended and Restated Convertible Promissory Note by and between the Company and Chalker dated as of the date hereof, the Amended and Restated Security Agreement by and between the Company and Chalker dated as of the date hereof and the exhibits thereto contain the entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto.


                                 HEARTSOFT, INC.


                                 By: /s/ Benjamin Shell
                                     ----------------------------------------
                                      Benjamin Shell, Chairman and CEO



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ACCEPTED AND AGREED TO:

THE GLENN A. CHALKER REVOCABLE
     TRUST DATED JUNE 15, 1993


By:  /s/ Glenn A. Chalker
     -------------------------------
         Glenn A. Chalker, Trustee

Employer Identification No.
                            ----------------------------------

Date:    June 14, 2001


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